SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   April 8, 2010

Smarbee, Inc.

(formerly Capital Equity Finance, Inc.)

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	000-52704	20-8090841
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

11626 Nicholas, Suite 101,

Omaha, NE 68154

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 402.980.8707

(ISSUER TELEPHONE NUMBER)

Capital Equity Finance, Inc.

5775 Blue Lagoon Drive

Miami, Florida 33126

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

a.

On April 8, 2010, the Company dismissed our independent registered auditor, R.R. Hawkins and Associates International of Los Angeles California ("Hawkins").

b.

Our financial statements for the year ended December 31, 2008 were audited by another firm, Berman & Company, P.A. of Boca Raton Florida.  Their report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except as follows: In the Company’s Annual Report on Form 10-K for the fiscal years ending December 31, 2008, the Audit Report regarding the Company’s audited financial statements for the fiscal years ending December 31, 2008 contained an opinion regarding the significant doubt about the Company’s ability to continue as a going concern due to net losses and negative working capital incurred since inception.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period of registration, including its review of financial statements of the quarterly periods March 31, 2009, June 30, 2009 and September 30, 2009 and through the date of termination,  there have been no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hawkins would have caused them to make reference thereto in their report on the financial statements.

d.

During the most recent review periods, subsequent to September 30, 2009, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

e.

We requested that Hawkins furnish us with a letter, addressed to the SEC, stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

a.

We engaged Randall N. Drake CPA, PA ("Drake") of Clearwater, Florida, as our new independent registered auditor on April 8, 2010.

b.

Prior to April 8, 2010, we did not consult with Drake regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Randall N. Drake CPA, PA, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired:

          None

     (b)  Exhibits

NUMBER	EXHIBIT
16.1	Letter, from R.R. Hawkins and Associates International, re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Smarbee, Inc. (formerly Capital Equity Finance, Inc.)

Dated: July 16, 2010
Kelly L. Kirchhoff Chief Executive Officer

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